UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    APRIL 1, 2008

MAC-GRAY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-13495	04-3361982
(Commission File Number)	(IRS Employer Identification No.)

404 WYMAN STREET
WALTHAM, MASSACHUSETTS	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 487-7600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 7, 2008, Mac-Gray Corporation (the “Company” or “Mac-Gray”) filed a Form 8-K with the Securities and Exchange Commission describing the acquisition of Automatic Laundry Company, Ltd. on April 1, 2008.  This amendment on Form 8-K/A is being filed to file the financial statements of the acquired business and unaudited pro forma financial information as required by Item 9.01 of Form 8-K. All other items in the original Form 8-K are unchanged and incorporated herein by reference.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(a)                    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Filed as Exhibit 99.3 of this report and incorporated herein by reference are the following audited financial statements of Automatic Laundry Company, Ltd.: (i) Independent Auditor’s Report, (ii) Balance Sheets as of December 31, 2007 and 2006, (iii) Statements of Operations for the years ended December 31, 2007 and 2006, (iv) Statements of Changes in Partners’ Capital for the years ended December 31 2007 and 2006, (v) Statements of Cash Flows for the years ended December 31, 2007 and 2006, and (vi) Notes to the Financial Statements.

Filed as Exhibit 99.4 of this report and incorporated herein by reference are the following unaudited financial statements of Automatic Laundry Company, Ltd.: (i) Balance Sheets as of March 31, 2008 and 2007, (ii) Statements of Operations for the three months ended March 31, 2008 and 2007 and (iii) Statements of Cash Flows for the three months ended March 31, 2008 and 2007.

(b)                   PRO FORMA FINANCIAL INFORMATION

Filed as Exhibit 99.5 of this report and incorporated herein by reference is the Company’s Unaudited Pro Forma Combined Income Statement for the twelve months ended December 31, 2007, and Notes to the Unaudited Pro Forma Combined Income Statement.

Filed as Exhibit 99.6 of this report and incorporated herein by reference are the Company’s Unaudited Pro Forma Combined Balance Sheet as of March 31, 2008, the Company’s Unaudited Pro Forma Combined Income Statement for the three months ended March 31, 2008, and Notes to the Unaudited Pro Forma Combined Financial Statements.

(c).      EXHIBITS

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Clifton Gunderson LLP

*99.1	Press release of Mac-Gray Corporation issued on April 1, 2008 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K filed my Mac-Gray on April 7, 2008)

*99.2	Transcript of Conference Call held by Mac-Gray on April 1, 2008. (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K filed my Mac-Gray on April 7, 2008)

99.3

Independent Auditor’s Report, Balance Sheets of Automatic Laundry Company, Ltd as of December 31, 2007 and 2006, Statements of Operations for the years ended December 31, 2007 and 2006, Statements of Changes in Partners’ Capital for the years ended December 31, 2007 and 2006, Statements of Cash Flows for the years ended December 31, 2007 and 2006, and Notes to Financial Statements

99.4

Unaudited Balance Sheets of Automatic Laundry Company, Ltd as of March 31, 2008 and 2007, Unaudited Statements of Operations for the three months ended March 31, 2008 and 2007 and Unaudited Statements of Cash Flows for the three months ended March 31, 2008 and 2007.

99.5	Unaudited Pro Forma Combined Income Statement of Mac-Gray Corporation for the twelve months ended December 31, 2007, and Notes to the Unaudited Pro Forma Combined Financial Statement.

99.6

Unaudited Pro Forma Combined Balance Sheet of Mac-Gray Corporation as of March 31, 2008, Unaudited Pro Forma Combined Income Statement for the three months ended March 31, 2008, and Notes to the Unaudited Pro Forma Combined Financial Statements

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2008	MAC-GRAY CORPORATION

	By:	/S/ Michael J. Shea
Michael J. Shea
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

23.1	Consent of Clifton Gunderson LLP

*99.1	Press release of Mac-Gray Corporation issued on April 1, 2008 (Incorporated by reference to Exhibit 99.1 to the current report on Form 8-K filed my Mac-Gray on April 7, 2008)

*99.2	Transcript of Conference Call held by Mac-Gray on April 1, 2008 (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K filed my Mac-Gray on April 7, 2008)

99.3

Independent Auditor’s Report, Balance Sheets of Automatic Laundry Company, Ltd as of December 31, 2007 and 2006, Statements of Operations for the years ended December 31, 2007 and 2006, Statements of Changes in Partners’ Capital for the years ended December 31, 2007 and 2006, Statements of Cash Flows for the years ended December 31, 2007 and 2006, and Notes to Financial Statements.

99.4

Unaudited Balance Sheets of Automatic Laundry Company, Ltd as of March 31, 2008 and 2007, Unaudited Statements of Operations for the three months ended March 31, 2008 and 2007 and Unaudited Statements of Cash Flows for the three months ended March 31, 2008 and 2007.

99.5	Unaudited Pro Forma Combined Income Statement of Mac-Gray Corporation for the twelve months ended December 31, 2007, and Notes to the Unaudited Pro Forma Combined Financial Statement

99.6

Unaudited Pro Forma Combined Balance Sheet of Mac-Gray Corporation as of March 31, 2008, Unaudited Pro Forma Combined Income Statement for the three months ended March 31, 2008, and Notes to the Unaudited Pro Forma Combined Financial Statements

* This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.